UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2004

                                 ZIM CORPORATION

               (Exact name of registrant as specified in charter)



          Canada                      0-30432           Not Applicable
(State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                File Number)        Identification No.)


             200-20 Colonnade Road, Ottawa, Ontario, Canada K2E 7M6
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (613) 727-1397

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

ZIM Corporation, a corporation organized under the laws of Canada (the "Registrant"), hereby amends its Current Report on Form 8-K filed with the Commission on February 18, 2004 in order to report the financial statements and pro forma financial information required in connection with the Registrant's acquisition of all of the outstanding ordinary shares of EPL Communications Limited, a company incorporated pursuant to the Companies Act of 1985 (United Kingdom), and E-Promotions Limited, a company incorporated pursuant to the Companies Act of 1985 (United Kingdom).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

See page F-2 of this report for the audited financial statements of E-Promotions Limited for the years ended January 31, 2004 and January 31, 2003.

See page F-13 of this report for the audited financial statements of EPL Communications Limited for the year ended January 31, 2004.


(b) Pro Forma Financial Information.

See page F-22 of this report for the Unaudited Pro Forma Financial Information.


(c) Exhibits.

None

                           Index to Items 7(a) and (b)


Financial Statements and Pro Forma Financial Information

Audited Financial Statements of Acquired Business E-Promotions Limited:

         Independent Auditors' Report - Grant Thornton.......................F-2

         Profit and Loss
         for the years ended January 31, 2004 and January 31, 2003...........F-5

         Balance Sheets as of January 31, 2004 and January 31, 2003..........F-6

         Notes to the Financial Statements...................................F-8

Audited Financial Statements of Acquired Business EPL Communications Limited:

         Independent Auditors' Report - Grant Thornton......................F-13

         Profit and Loss
         for the period ended January 31, 2004 .............................F-16

         Balance Sheet as of January 31, 2004...............................F-17

         Notes to the Financial Statements..................................F-19


Unaudited Pro Forma Financial Information:

         Introduction.......................................................F-22

         Unaudited Pro Forma Condensed Combined Statement of Operations
         for the nine months ended February 29, 2004........................F-23

         Unaudited Pro Forma Condensed Combined Statement of Operations
         for the year ended May 31, 2003....................................F-24

         Notes to the Unaudited Pro Forma Combined Financial Information....F-25

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of E-Promotions Limited:

We have audited the accompanying balance sheets of E-Promotions Limited as of 31 January 2004 and 2003, and the related profit and loss account for both years in the two year period ended 31 January 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E-promotions Limited as of 31 January 2004 and 2003, and the related profit and loss account for both years in the two year period ended 31 January 2004, in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain important respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 17 to the financial statements.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1, E-Promotions Limited was acquired subsequent to year-end by ZIM Corporation, which has sustained recurring losses from operations and has an accumulated deficit. The financial uncertainty of ZIM Corporation, the future parent company of E-Promotions Limited, raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Grant Thornton
GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
London
April 8, 2004

                              E-PROMOTIONS LIMITED

                             REPORT OF THE DIRECTORS

                      FOR THE YEAR ENDED 31ST JANUARY 2004

The directors submit their report and the financial statements of the company for the year ended 31st January 2004.

PRINCIPAL ACTIVITY
The company's principal activity was that of the provision of web development services.

RESULTS FOR THE YEAR
The results for the year are set out in the company's profit and loss account statement.

DIRECTORS'
The directors who served during the year and their interests (all beneficially held) in the share capital of the company were as follows:

                                                     Ordinary Shares
                                             --------------------------------
                                             10p each           (pound)1 each
                                             --------            ------------
                                                 2004                    2003
                                                 ----                    ----

S Wright (Resigned 10th February 2004)          5,037                   5,037
M Vendone (Resigned 10th February 2004)         4,057                   4,057
                                                =====                   =====

Dr M Cowpland was appointed Director on 10th February 2004 after the acquisition of the previous Directors' shares by ZIM Corporation.

DIRECTORS' RESPONSIBILITIES

The directors are required to prepare financial statements which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the results of the company for the year then ended. These requirements are specified in the Companies Act 1985 and in applicable accounting standards. It is also the directors' responsibility to:

-        Maintain adequate accounting records.
-        Safeguard the assets of the company.
-        Prevent and detect fraud and other irregularities.
- Prepare financial statements on the going concern basis, unless it is inappropriate.

The directors confirm that suitable accounting policies, consistently applied and supported by reasonable and prudent judgements and estimates have been used in the preparation of the financial statements.

AUDITORS

Grant Thornton were appointed auditors during the year and offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act 1985.

SMALL COMPANIES EXEMPTIONS

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

Approved by the Board of Directors

Signed by order of the Board

/s/ Jennifer North

J North
Company Secretary

Date 8th April 2004

                                                         E-PROMOTIONS LIMITED
                                                        PROFIT AND LOSS ACCOUNT
                                             FOR THE YEAR ENDED 31ST JANUARY 2004 AND 2003

                                                                                                   2004             2003
                                                                         Notes                  (pound)          (pound)

TURNOVER                                                                   3                  1,224,432          929,128
Cost of Sales                                                                               (1,038,348)        (585,948)
                                                                                            -----------        ---------

GROSS PROFIT                                                                                    186,084          343,180
Administrative Expenses                                                                       (217,897)        (227,546)
                                                                                            -----------        ---------

OPERATING (LOSS)/PROFIT                                                    4                   (31,813)          115,634
Interest Payable                                                           5                    (1,992)          (2,912)
                                                                                            -----------        ---------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION
                                                                                               (33,805)          112,722
Taxation                                                                   6                     29,027         (29,444)
                                                                                            -----------        ---------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                                                                  (4,778)           83,278
Dividends                                                                                      (36,500)         (50,000)
                                                                                            -----------        ---------

RETAINED (DEFICIT)/PROFIT FOR THE YEAR                                                         (41,278)           33,278
Retained Profit Brought Forward                                                                  57,807           24,529
                                                                                            -----------        ---------

RETAINED PROFIT CARRIED FORWARD                                                                  16,529           57,807
                                                                                            ===========        =========

During the year there were no gains or losses other than those included in the profit and loss account.

The accompanying notes are an integral part of these financial statements.

                                                          E-PROMOTIONS LIMITED
                                                             BALANCE SHEETS
                                                   AS AT 31ST JANUARY 2004 AND 2003

                                                                                       2004                         2003
                                                              Notes                 (pound)                      (pound)
FIXED ASSETS
Tangible Assets                                                 8                   198,444                      226,485
                                                                                   --------                     --------
CURRENT ASSETS
Debtors                                                         9                   192,055                      418,619
Cash at Bank and in Hand                                                                  -                        4,099
                                                                                   --------                     --------

                                                                                    192,055                      422,718
CREDITORS - Amounts Falling
Due Within One Year                                             10                  250,924                      408,683
                                                                                   --------                     --------

NET CURRENT (LIABILITIES)/ASSETS                                                   (58,869)                       14,035
                                                                                   --------                     --------

TOTAL ASSETS LESS CURRENT LIABILITIES                                               139,575                      240,520

CREDITORS - Amounts Falling Due After
One Year
                                                                11                 (15,400)                     (49,322)

PROVISIONS FOR LIABILITIES
AND CHARGES                                                     12                        -                     (25,745)
                                                                                   --------                     --------

                                                                                    124,175                      165,453
                                                                                   ========                     ========

CAPITAL AND RESERVES
Called Up Share Capital                                         13                    1,125                        1,125
Share Premium Account                                                               106,521                      106,521
Profit and Loss Account                                                              16,529                       57,807
                                                                                   --------                     --------

Shareholders' Funds                                                                 124,175                      165,453
                                                                                   ========                     ========

The accompanying notes are an integral part of these financial statements.

                              E-PROMOTIONS LIMITED

                             AS AT 31ST JANUARY 2004


For the year ended on the balance sheet date, the company is entitled to exemption from audit under Section 249A(1) of the Companies Act 1985. No notice has been deposited under Section 249B(2) of the Act in relation to its accounts for the year.

The directors acknowledge their responsibilities for ensuring that the company keeps accounting records which comply with Section 221 of the Act, and for preparing accounts which give a true and fair view of the state of affairs of the company as at the balance sheet date and of its profit or loss for the year then ended and comply with the requirements of the Act relating to accounts, so far as applicable to small companies.

These accounts have been prepared in accordance with the special provision relating to small companies within Part VII of the Companies Act 1985.

Approved by the Board of Directors on 8th April 2004.



/s/ M Cowpland -Director
--------------------------
Dr M Cowpland

                              E-PROMOTIONS LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                  FOR THE YEAR ENDED 31ST JANUARY 2004 AND 2003

1. BASIS OF PRESENTATION

These financial statements have been prepared on a going concern basis which assumes that the Company will realize the carrying value of its assets and satisfy its obligations as they become due in the normal course of operations. As disclosed in Note 18, the Company was acquired subsequent to year-end and the parent company's financial instability raises substantial doubt about the parent company's ability to continue as a going concern.

Management of the parent company plans to address these financial instability issues through continuing to raise capital through the placement of equity, obtaining additional advances from related parties and, if necessary, renegotiating the repayment terms of accounts payable and accrued liabilities. The parent company's ability to continue as a going concern is subject to management's ability to successfully implement the above plans. Failure to implement these plans could have a material adverse effect on the parent company's position and/or results of operations and may necessitate a reduction in operating activities.

In the longer term, the parent company has to generate the level of sales which would result in cash self sufficiency and it may need to continue to raise capital by selling additional equity or by obtaining credit facilities. The parent company's future capital requirements will depend on many factors, including, but not limited to, the market acceptance of its software, the level of its promotional activities and advertising required to support its software. No assurance can be given that any such additional funding will be available or that, if available, it can be obtained on terms favorable to the parent company.

2.       ACCOUNTING POLICIES

The principal accounting policies adopted in arriving at the financial information set out in these Financial Statements are as follows:

a.       Accounting Convention

The Financial Statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

b.       Turnover

Turnover represents the invoiced value of goods and services, net of discounts, and excluding Value Added Tax.

c.       Depreciation

Depreciation is provided to write off the cost of tangible fixed assets by annual installments over their estimated useful economic lives. It is calculated at the following rates:

         Software Development       3 years - straight-line
         Computer Equipment         33% Per Annum - declining balance
         Fixtures and Fittings      20% Per Annum - declining balance

d.       Deferred Taxation

Provision is made for deferred taxation on the incremental liability approach in respect of all timing differences between the incidence of income and expenditure for taxation and accounts purposes that have originated but not reversed at the balance sheet date. Provision is made for future taxation on gains on revalued assets only where a binding commitment to dispose of the asset exists at the year end.

e.       Leased Assets

All leases are operating leases. Their annual rentals are charged to the Profit and Loss Account on a payable basis.

3.       TURNOVER

The turnover and profit (2004-loss) before taxation arise from the principal activity of the company in the United Kingdom.

                                                                                      2004                          2003
                                                                                   (pound)                       (pound)
4.       OPERATING (LOSS)/PROFIT
         Operating (loss)/profit is stated after
         charging the following:

         Directors' Remuneration                                                    14,052                        21,334
         Depreciation                                                               94,792                        89,643
                                                                                  ========                      ========

5.       INTEREST PAYABLE
         Loan Interest                                                                   -                         1,451
         Interest on PAYE & Corporation Tax                                          1,992                         1,461
                                                                                  --------                      --------

                                                                                     1,992                         2,912
                                                                                  ========                      ========




                                      F-9

6.       TAXATION
         (Refund)/Charge for year                                                  (3,282)                         3,282
         Over/Under provision for previous year                                          -                           417
         Deferred Taxation (Note 7)                                               (25,745)                        25,745
                                                                                  --------                      --------
                                                                                  (29,027)                        29,444
                                                                                  ========                      ========


                                                                                      2004                          2003
                                                                                   (pound)                       (pound)
7.       DEFERRED TAXATION

         The full potential liability for deferred taxation is as follows:

         Balance as at 01.02.03                                                     25,745                             -
         Transferred to Profit & Loss account                                     (25,745)                        25,745
                                                                                  --------                      --------
         Balance as at 31.01.04                                                          -                        25,745
                                                                                  ========                      ========


8.       TANGIBLE FIXED ASSETS

                                                           Software          Computer             Office           Total
                                                        Development         Equipment          Equipment

                                                            (pound)           (pound)            (pound)         (pound)
         COST
         As at 01.02.03                                     289,225            34,879             18,965         343,069
         Additions                                           62,610             3,171                970          66,751
                                                           --------          --------           --------        --------
         As at 31.01.04                                     351,835            38,050             19,935         409,820
                                                           ========          ========           ========        ========
         DEPRECIATION
         As at 01.02.03                                      82,260            25,047              9,277         116,584
         Charge for Year                                     88,267             4,291              2,234          94,792
                                                           --------          --------           --------        --------
         As at 31.01.04                                     170,527            29,338             11,511         211,376
                                                           ========          ========           ========        ========
         NET BOOK VALUE
         As at 31.01.04                                     181,308             8,712              8,424         198,444
                                                           ========          ========           ========        ========
         As at 31.01.03                                     206,965             9,832              9,688         226,485
                                                           ========          ========           ========        ========
None of the above assets are held under finance leases or hire purchase contracts.


                                                                                       2004                         2003
                                                                                    (pound)                      (pound)
9.       DEBTORS
         Trade Debtors                                                               61,198                      413,819
         Other Debtors                                                              130,857                        4,800
                                                                                   --------                     --------
                                                                                    192,055                      418,619
                                                                                   ========                     ========
         All debtors are receivable within one year.


                                                                                        2004                        2003
                                                                                     (pound)                     (pound)
10.      CREDITORS - Amounts Falling Due Within One Year
         Bank Overdraft & Loan                                                        14,583                       5,200
         Trade Creditors                                                              94,554                     354,631
         Other Taxes & Social Security                                                33,569                      42,204
         Other Creditors                                                             108,218                       6,648
                                                                                    --------                    --------
                                                                                     250,924                     408,683
                                                                                    ========                    ========

11.      CREDITORS - Amounts Falling Due After One Year
         Loans                                                                        15,400                      49,322
                                                                                    ========                    ========

12.      PROVISIONS FOR LIABILITIES AND CHARGES
         Deferred Taxation (Note 6)                                                        -                      25,745
                                                                                    ========                    ========

13.      CALLED UP SHARE CAPITAL                                                          No                          No
         Ordinary Shares 10p Each
         Authorized                                                                  100,000                     100,000
                                                                                     =======                      ======

                                                                                     (pound)                     (pound)
         Allotted, Issued and Fully Paid                                               1,125                       1,125
                                                                                     =======                      ======

14.      RELATED PARTIES

         Included in trade debtors (note 9) at January 31, 2004 are (pound)4,820 (nil in 2003) due from EPL Communications Limited, a sister company. During the year ended January 31, 2004 management fees of (pound)10,000 (nil in 2003) were received from EPL Communications Limited.

15.      FINANCIAL COMMITMENTS

         a. Capital Commitments
         The Company had no capital commitments at the year ended 31st January 2004 or at 31st January 2003.

         b. Operating Lease Commitments
         The Company had an operating lease commitment of (pound)14,220 p.a ((pound)9,000 - 2003) in relation to land and buildings expiring within one year.

16.      CONTINGENT LIABILITIES

         The Company had no contingent liabilities at 31st January 2004 or at 31st January 2003.


17. SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

         These financial statements have been prepared in accordance with UK GAAP. There are no significant differences between UK and US GAAP for the accounting policies applied in these financial statements. Set out below is a summary of the cash flow statement under US GAAP:

                                                                                        2004                       2003
                                                                                     (pound)                    (pound)

         Net cash provided by operating activities                                   123,691                    179,014
         Net cash used in investing activities                                      (66,751)                  (194,782)
         Net cash (used in) provided by financing activities                        (61,039)                     18,420
                                                                                    --------                   --------
         Net (decrease) increase in cash under US GAAP                               (4,099)                      2,652
                                                                                    ========                   ========

         The comprehensive loss (income) is equal to the net loss (income) for the years ended January 31, 2004 and 2003.

18.      SUBSEQUENT EVENT

         On February 10, 2004, ZIM Corporation acquired all of the issued share capital of E-Promotions Limited and EPL Communications Limited from the directors and became the ultimate controlling related party. The total purchase price of $3,606,247 USD included cash of $250,000 USD, acquisition costs of $76,247 USD and $3,280,000 USD in common shares of ZIM Corporation.

                           INDEPENDENT AUDITORS' REPORT

To the Board of Directors of EPL Communications Limited:

We have audited the accompanying balance sheet of EPL Communications Limited (the "Company") as of 31 January 2004, and the related profit and loss account for the period ended 31 January 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EPL Communications Limited as of 31 January 2004, and the related profit and loss account for the period ended 31 January 2004, in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain important respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 13 to the financial statements.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, EPL Communications Limited was acquired subsequent to year-end by ZIM Corporation, which has sustained recurring losses from operations and has an accumulated deficit. The financial uncertainty of ZIM Corporation, the future parent company of EPL Communications Limited, raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Grant Thornton
GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
London
April 8, 2004

                           EPL COMMUNICATIONS LIMITED

                             REPORT OF THE DIRECTOR

                     FOR THE PERIOD ENDED 31ST JANUARY 2004

The directors submit their report and the financial statements of the company for the period ended 31st January 2004.

PRINCIPAL ACTIVITY

The company's principal activity is that of the provision of web development services.

INCORPORATION & COMMENCEMENT OF TRADE

The company was incorporated on 27th August 2003 and commenced trading on the 1st September 2003.

RESULTS FOR PERIOD

The results for the period are set out in the company's profit and loss account statement.

DIRECTORS

The directors who served during the period and their interests (all beneficially held) in the share capital of the company were as follows:
                                                Ordinary Shares of (pound)1 Each
                                                --------------------------------
                                                                        31.01.04
                                                                        --------

M Vendone (Resigned 10th February 2004)                                     1
S Wright  (Resigned 10th February 2004)                                     1
                                                                           ==

Dr. M Cowpland was appointed director on 10th February 2004 after the acquisition of the previous directors' shares by ZIM Corporation.

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

The directors are required to prepare financial statements which give a true and fair view of the state of affairs of the company as at the end of the financial period and of the results of the company for the year then ended. These requirements are specified in the Companies Act 1985 and in applicable accounting standards. It is also the directors' responsibility to:
-        Maintain adequate accounting records.
-        Safeguard these assets of the company;.
-        Prevent and detect fraud and other irregularities;
- Prepare financial statements on the going concern basis, unless it is inappropriate

The directors confirm that suitable accounting policies, consistently applied and supported by reasonable and prudent judgements and estimates have been used in the preparation of the financial statements.


AUDITORS

Grant Thornton were appointed auditors during the year and offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act 1985.


SMALL COMPANIES EXEMPTIONS

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

Approved By the Director
By Order of the Board


/s/ Jennifer North

J North
Company Secretary

Date: 8th April 2004

                           EPL COMMUNICATIONS LIMITED
                             PROFIT AND LOSS ACCOUNT
                     FOR THE PERIOD ENDED 31ST JANUARY 2004

                                                                  2004
                                           Notes               (pound)

TURNOVER                                     3                  52,169
Cost of Sales                                                   30,329
                                                              --------

GROSS PROFIT                                                    21,840
Administrative Expenses                                       (11,583)
                                                              --------

OPERATING PROFIT                             4                  10,257

Interest Received                            5                       3
                                                              --------

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                 10,260

Taxation                                     6                       -
                                                              --------

PROFIT ON ORDINARY ACTIVITIES                                   10,260
AFTER TAXATION

Dividends                                                            -
                                                              --------

RETAINED PROFIT FOR THE PERIOD                                  10,260
                                                              ========




During the period there were no gains or losses other than those included in the profit and loss account.


The accompanying notes are an integral part of these financial statements.

                           EPL COMMUNICATIONS LIMITED
                                  BALANCE SHEET
                             AS AT 31ST JANUARY 2004

                                                                     2004
                                               Notes              (pound)

CURRENT ASSETS
Debtors                                          7                 27,549
Cash at Bank and In Hand                                            3,415
                                                                 --------

                                                                   30,964
CREDITORS - Amounts Falling                      8
Due Within One Year                                                20,702
                                                                 --------

NET CURRENT ASSETS                                                 10,262
                                                                 ========
CAPITAL AND RESERVES
Called Up Share Capital                          9                      2
Profit and Loss Account                                            10,260
                                                                 --------

Shareholders' Funds                                                10,262
                                                                 ========


The accompanying notes are an integral part of these financial statements.

                           EPL COMMUNICATIONS LIMITED

                             AS AT 31ST JANUARY 2004


For the period ended on the balance sheet date, the company is entitled to exemption from audit Section 249A(1) of the Companies Act 1985. No notice has been deposited under section 249B(2) of the Act in relation to its accounts for the year.

The director acknowledges his responsibilities for ensuring that the company keeps accounting records which comply with Section 221 of the Act, and for preparing Accounts which give a true and fair view of the state of affairs of the company as at the balance sheet date and of its profit or loss for the period then ended and comply with the requirements of the Act relating to Accounts, so far as applicable to small companies.

These accounts have been prepared in accordance with the special provisions relating to small companies within Part VII of the Companies Act 1985.

Approved by the Director On 8th April 2004.



/s/ M Cowpland - Director
----------------------------
Dr M Cowpland

                           EPL COMMUNICATIONS LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED 31ST JANUARY 2004

1.       BASIS OF PRESENTATION

These financial statements have been prepared on a going concern basis which assumes that the Company will realize the carrying value of its assets and satisfy its obligations as they become due in the normal course of operations. As disclosed in Note 14, the Company was acquired subsequent to year-end and the parent company's financial instability raises substantial doubt about the parent company's ability to continue as a going concern.

Management of the parent company plans to address these financial instability issues through continuing to raise capital through the placement of equity, obtaining additional advances from related parties and, if necessary, renegotiating the repayment terms of accounts payable and accrued liabilities. The parent company's ability to continue as a going concern is subject to management's ability to successfully implement the above plans. Failure to implement these plans could have a material adverse effect on the parent company's position and/or results of operations and may necessitate a reduction in operating activities.

In the longer term, the parent company has to generate the level of sales which would result in cash self sufficiency and it may need to continue to raise capital by selling additional equity or by obtaining credit facilities. The parent company's future capital requirements will depend on many factors, including, but not limited to, the market acceptance of its software, the level of its promotional activities and advertising required to support its software. No assurance can be given that any such additional funding will be available or that, if available, it can be obtained on terms favorable to the parent company.

2.       ACCOUNTING POLICIES

The principal accounting policies adopted in arriving at the financial information set out in these Financial Statements are as follows:

a.       Accounting Convention

The Financial Statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standards for Smaller Entities (Effective June 2002).

b.       Turnover

Turnover represents the invoiced value of goods and services, net of discounts and excluding Value Added Tax.

3.          TURNOVER

            The turnover and profit before taxation arise from the principal activity of the Company in the United Kingdom.


                                                                           2004
                                                                        (pound)
4.          OPERATING PROFIT
            Operating Profit is stated after charging the following:
            Directors' Remuneration                                           -
                                                                       ========

5.          INTEREST RECEIVABLE

            Bank Deposit Interest                                             3
                                                                       ========
6.          TAXATION
            Charge for Current Year                                           -
                                                                       ========

7.           DEBTORS                                                     24,244
             Trade Debtors                                                3,305
             Other Debtors                                             --------
                                                                         27,549
                                                                       ========

8.           CREDITORS - Amounts Falling Due Within One Year

             Trade Creditors                                             20,702
                                                                       ========

9.           CALLED UP SHARE CAPITAL                                         No
             Ordinary Shares of (pound)1 Each
             Authorized                                                   1,000
                                                                       ========
                                                                         (pound)
             Allotted, Issued and Fully Paid                                  2
                                                                       ========

10.         RELATED PARTIES

            Included in trade creditors (note 8) at January 31, 2004 is (pound)4,820 due to E-Promotions Limited, a sister company. During the period ended January 31, 2004 management fees of (pound)10,000 were paid to E-Promotions Limited.

11.         FINANCIAL COMMITMENTS

            The Company had no capital commitments at the year end January 31, 2004.


12.         CONTINGENT LIABILITIES

            The Company has no contingent liabilities at the year ended January 31, 2004.

13. These financial statements have been prepared in accordance with UK GAAP. There are no differences between UK and US GAAP for the accounting policies applied in these financial statements.

            Set out below is a summary of the cash flow statement under US GAAP:

                                                                2004
                                                             (pound)

            Net cash provided by operating activities          3,413
            Net cash provided by financing activities              2
                                                            --------
            Net increase in cash under US GAAP                 3,415
                                                            ========

            Comprehensive income is equal to net income for the period ended January 31, 2004.

14.         SUBSEQUENT EVENT

            On February 10, 2004, ZIM Corporation acquired all of the issued share capital of E-Promotions Limited and EPL Communications Limited from the directors and became the ultimate controlling related party. The total purchase price of $3,606,247 USD included cash of $250,000 USD, acquisition costs of $76,247 USD and $3,280,000 USD in common shares of ZIM Corporation.

     INTRODUCTION TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information gives pro forma effect to the acquisition of EPL Communications Limited and E-Promotions Limited (together referred to as "EPL") by ZIM Corporation ("ZIM"). The unaudited pro forma combined income statement for the nine months ended February 29, 2004 and the year ended May 31, 2003 give effect to the acquisition as if the transaction had occurred on June 1, 2002.

The unaudited pro forma combined financial information are not necessarily indicative of the actual results of operations that would have occurred had the acquisition occurred on the dates indicated nor are they necessarily indicative of future operating results.

The unaudited pro forma combined financial information is based on the audited and unaudited historical consolidated financial statements of ZIM and the unaudited historical financial statements of EPL, which are prepared in accordance with U.S. GAAP and UK GAAP, respectively. For the purposes of these financial statements there are no significant differences between U.S. GAAP and UK GAAP. The consolidated historical income statement of ZIM for the year ended May 31, 2003 is from the audited consolidated financial statements of the Company included elsewhere in this document. The consolidated historical income statement of ZIM for the nine months ended February 29, 2004 is from the unaudited quarterly consolidated financial statements of the Company included elsewhere in this document. The historical income statements of EPL for the year ended May 31, 2003 and the nine months ended February 29, 2004 were derived by adding the unaudited monthly income statements for the twelve months ended May 31, 2003 and the nine months ended February 29, 2004.

The unaudited pro forma combined financial information should be read in conjunction with the audited historical consolidated financial statements of ZIM Corporation and the audited historical financial statements of EPL.

ZIM Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Nine months ended February 29, 2004
(Expressed in US dollars)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       EPl                      Pro forma
                                                            ZIM    (Note 5)      E-Promotions  Adjustments          ZIM Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
                                                              $          $                                                     $


Revenues                                              1,591,823     96,017         1,037,604    (17,000)      4        2,708,444

Cost of revenue                                                     55,959           587,525                             643,484
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
                                                      1,591,823     40,058           450,079    (17,000)               2,064,960
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
Expenses
       Selling, general and administrative            2,349,055     21,725           239,921    (17,000)      4        2,593,701

       Research and development                         513,523                                                          513,523

       Amortization of property and equipment           101,594                                                          101,594

       Amortization of intangible assets                 36,529                                   368,100     4          404,629

       Foreign exchange loss                              4,853                                                            4,853
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
                                                      3,005,554     21,725           239,921      351,100              3,618,299
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
Net income (loss) from operations                    (1,413,731)    18,332           210,158     (368,100)            (1,533,339)

Interest                                                  2,806          -                                                 2,806
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
Net income (loss) before income taxes                (1,416,537)    18,332           210,158     (368,100)            (1,556,145)
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
Income taxes                                           (199,990)                                                        (199,990)
                                                 --------------- ---------- ----------------- ------------ ------ ---------------
Net income (loss)                                    (1,216,547)    18,332           210,158     (368,100)            (1,356,155)
                                                 =============== ========== ================= ============ ====== ===============

Loss per share - basic and diluted                        (0.03)                                                           (0.03)
                                                 ===============                                                  ===============

Weighted average number of shares outstanding        42,412,978                                                       46,134,590
                                                 ===============                                                  ===============


=================================================================================================================================

The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

ZIM Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Year ended May 31, 2003
(Expressed in US dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    EPL                             Pro forma
                                                             ZIM (Note 5)       E-Promotions       Adjustments         ZIM Pro Forma
                                                  --------------- ------ ------------------- ----------------- ----- ---------------
                                                               $      $                   $                 $                     $
Revenues                                               1,671,871      -           2,150,154                               3,822,025


Cost of revenue                                                -      -           1,731,196                               1,731,196
                                                  --------------- ------ ------------------- ----------------- ----- ---------------
                                                       1,671,871      -             418,958                               2,090,829
Expenses

      Selling, general and administrative              2,425,509      -             542,289                               2,967,798

      Research and development                           634,902      -                                                     634,902

      Amortization of property and equipment             190,976      -                                                     190,976

      Amortization of intangible assets                   20,033      -                               529,333    4          549,366

      Foreign exchange loss (gain)                        38,917      -                                                      38,917
                                                  --------------- ------ ------------------- ----------------- ----- ---------------

                                                       3,310,337      -             542,289           529,333             4,381,959
                                                  --------------- ------ ------------------- ----------------- ----- ---------------
Net loss from operations                             (1,638,466)      -           (123,331)          (529,333)           (2,291,130)

Interest                                                  65,329      -                                                      65,329

Other                                                    (1,012)      -                                                     (1,012)
                                                  --------------- ------ ------------------- ----------------- ----- ---------------

Net loss before income taxes                         (1,702,783)      -           (123,331)          (529,333)          (2,355,447)
                                                  --------------- ------ ------------------- ----------------- ----- ---------------

Income taxes                                           (242,980)      -                                                   (242,980)
                                                  --------------- ------ ------------------- ----------------- ----- ---------------

Net loss                                             (1,459,803)      -           (123,331)          (529,333)          (2,112,467)
                                                  =============== ====== =================== ================= ===== ===============

Loss per share - basic and diluted
                                                          (0.04)                                                             (0.06)
                                                  ===============                                                    ===============

Weighted average number of shares outstanding         33,186,158                                                         37,186,158
                                                  ===============                                                    ===============


====================================================================================================================================

The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

Notes to the Unaudited Pro Forma Combined Financial Information

(1) U.S. GAAP Adjustments

EPL prepares its financial statements in accordance with UK GAAP. There are no significant differences between UK and US GAAP for the accounting policies applied in these financial statements.

(2) Purchase Price Allocation

Effective February 10, 2004, ZIM acquired all of the issued and outstanding common stock of EPL Communications Limited and E-Promotions (together referred to as EPL). The acquisition has been accounted for using the purchase method of accounting and accordingly, the purchase price has been allocated to the identifiable assets acquired and liabilities assumed using estimates of their fair value. The results of operations are included in the consolidated financial statements beginning on the acquisition date. The total purchase price of US$3,606,247 included cash of US$250,000, acquisition costs of US$76,247 and US$3,280,000 in common shares. 4,000,000 common shares were issued, of which 400,000 will be held in escrow. These shares were valued at $0.82 based on the market price a few days before and after February 10, 2004.

The aggregate purchase price for these acquisitions has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition as follows:

                                                           US$
                                          --------------------

Assets acquired:
Cash                                                    6,219
Accounts receivable                                   501,222
Software and equipment                                361,406
Goodwill                                            1,881,355
Core technology                                       980,000
Customer relationships                                500,000
                                          --------------------
                                                    4,230,202



Current Liabilities Assumed                           623,955
                                          --------------------
Total Purchase Price                                3,606,247
                                          --------------------


(3) Foreign Currency Translation

Year ended May 31, 2003

The functional currency of the consolidated financial statements of ZIM is Canadian dollars. The historical consolidated financial statements of ZIM have been translated, for the purpose of preparing pro forma financial information, into US dollars at the average exchange rate for the year of 0.656 US dollars to one Canadian dollar. The historical EPL income statement for the year ended May 31, 2003 has been translated, for the purpose of preparing pro forma financial information, into US dollars at the average exchange rate for the year of 1.57 US dollars to one British pound.

Nine months ended February 29, 2004

The historical consolidated unaudited financial statements of ZIM are presented in U.S. dollars. The historical unaudited financial statements of EPL included in the pro forma combined financial statements are presented in British pounds. The historical EPL income statement for the nine months ended February 29, 2004 has been translated, for the purpose of preparing pro forma financial information, into US dollars at the average exchange rate for the nine months ended of 1.70 U.S. dollars to one British pound.

(4) Pro Forma Adjustments

The following are descriptions of the pro forma adjustments which have been reflected in the accompanying pro forma condensed combined statements of operations.

(a) The adjustments of $368,100 and $529,333 represent amortization of intangible assets acquired. The estimated lives of the intangible assets are as follows:

------------------------------------ ------------------
Core technology                      60 months
------------------------------------ ------------------
Customer relationships               18 months
------------------------------------ ------------------

(b) The adjustment of $17,000 represents the elimination of management fees paid to E-Promotions Limited by EPL Communications Limited.

(5) EPL Communications Limited.

EPL Communications Limited was incorporated on August 27, 2003 and commenced operations on September 1, 2003. As a result, the pro forma condensed combined statement of operations for the year ended May 31, 2004 includes five months of operations and for the year ended May 31, 2003, includes no results, for EPL Communications Limited.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ZIM CORPORATION
                                                 (Registrant)

Dated:  April 21, 2004




                                                 By:    /s/ Michael Cowpland
                                                    ----------------------------
                                                            (Signature)
                                                    Michael Cowpland, Chairman,
                                                     President and CEO